October 31, 2020

SUMMARY PROSPECTUS

New Covenant Income Fund (NCICX)

Before you invest, you may want to review the Fund's prospectus, which contains information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the Fund's Statement of Additional Information, online at NewCovenantFunds.com. You can also get this information at no cost by dialing 1-877-835-4531. The Fund's prospectus and Statement of Additional Information, dated October 31, 2020, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank.

Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure or contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

NewCovenantFunds.com

SEI / SUMMARY PROSPECTUS

Investment Objective

The Fund's investment objective is a high level of current income with preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.42%
Distribution (12b-1) Fees	None
Other Expenses	0.54%
Total Annual Fund Operating Expenses	0.96%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
New Covenant Income Fund	$98	$306	$531	$1,178

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 144% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, at least 80% of the Fund's net assets will be invested in a diversified portfolio of bonds and other debt obligations of varying maturities. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund seeks to invest consistent with social-witness principles established by the General Assembly of the Presbyterian Church (U.S.A.) (the "Presbyterian Principles"), as reflected in Guidelines put forth by the Committee on Mission Responsibility Through Investing (the "Committee"). The Fund seeks to avoid investing in companies involved in tobacco, alcohol and gambling, along with for-profit prisons, and some companies related to weapons production, antipersonnel and mines, handguns and assault weapons. In addition, at times a company involved in serious human rights violations may also be screened. The Fund may also screen companies for other reasons when deemed appropriate to implement the Presbyterian Principles.

The Fund invests in corporate bonds. The Fund also invests in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), which are supported by the full faith and credit of the U.S. Government, and the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported by the right of the issuer to borrow from the U.S. Treasury. The Fund may also invest in bonds of international corporations or foreign governments. In addition, the Fund invests in mortgage-backed and asset-backed securities and may enter into fully-collateralized repurchase agreements.

At least 65% of the Fund's net assets will be invested in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, and the Fund will attempt to maintain an overall credit quality rating of AA or higher. The Fund may invest in unrated equivalents that may be considered to be investment grade. The Fund may invest up to 20% of its net assets in bonds that are rated below investment grade (junk bonds).

SEI / SUMMARY PROSPECTUS

Up to 20% of the Fund's net assets may be invested in commercial paper within the two highest rating categories of independent rating agencies. The Fund may also invest up to 40% of its net assets in the fixed income securities of foreign issuers in any country, including developed or emerging markets. Foreign securities are selected on an individual basis without regard to any defined allocation among countries or geographic regions.

SEI Investments Management Corporation ("SIMC," or the "Adviser") seeks to enhance performance and reduce market risk by strategically allocating the Fund's assets among multiple sub-advisers (each, a "Sub-Adviser" and collectively, the "Sub-Advisers"). Sub-Advisers are selected for their experience in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in its area of emphasis.

The Fund may invest in securities of any maturity, but expects its average maturity to range from four years to twelve years and its average duration to be between three and six years. Duration reflects the change in the value of a fixed income security that will result from a 1% change in interest rates. For example, a five year duration means a bond will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

Investments for the Fund, both foreign and domestic, are selected based on the following criteria:

— the use of interest-rate and yield-curve analyses;

— the use of credit analyses, which indicate a security's rating and potential for appreciation; and

— use of the above disciplines to invest in high-yield bonds and fixed income securities issued by foreign and domestic governments and companies.

The remainder of the Fund's assets may be held in cash or cash equivalents.

A Sub-Adviser may sell a security when it becomes substantially overvalued, is experiencing deteriorating fundamentals, or as a result of changes in portfolio strategy. A security may also be sold and replaced with one that presents a better value.

Principal Risks

The following principal risks could affect the value of your investment:

Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Social-Witness Principles/Socially Responsible Investing Risk — The Fund considers various social-witness principles and other socially responsible investing principles in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with its established social-witness principles and other socially responsible investing principles. This means that the Fund may underperform other similar mutual funds that do not consider social-witness principles and other socially responsible investing principles in their investing.

Investment Style Risk — The risk that the fixed income securities in which the Fund invests may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury,

SEI / SUMMARY PROSPECTUS

while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Repurchase Agreement Risk — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund's recovery of collateral.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (commonly referred to as junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

SEI / SUMMARY PROSPECTUS

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may be appropriate for investors who prefer a bond fund that invests in both corporate and U.S. Government securities; desire income to complement a portfolio of more aggressive investments; can tolerate performance that may vary from year to year; and prefer a relatively conservative investment for income.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.NewCovenantFunds.com or by calling the Fund toll-free at 877-835-4531.

Best Quarter: 2.57% (03/31/2019) Worst Quarter: -1.99% (06/30/13) The Fund's total return (pre-tax) from January 1, 2020 to September 30, 2020 was 4.98%.

Average Annual Total Returns (for the periods ended December 31, 2019)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

New Covenant Income Fund	1 Year	5 Years	10 Years
Fund Return Before Taxes	6.95%	2.52%	3.01%
Fund Return After Taxes on Distributions	5.89%	1.64%	2.12%
Fund Return After Taxes on Distributions and Sale of Fund Shares	4.10%	1.53%	1.95%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.67%	2.59%	3.15%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Richard A. Bamford	Since 2017	Portfolio Manager

SEI / SUMMARY PROSPECTUS

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Income Research & Management	Bill O'Malley, CFA Jake Remely, CFA Jim Gubitosi, CFA	Since 2016 Since 2019 Since 2017	Principal, Chief Executive Officer, Co-Chief Investment Officer, Senior Portfolio Manager Principal, Senior Portfolio Manager Principal, Co-Chief Investment Officer, Senior Portfolio Manager
Western Asset Management Company, LLC	S. Kenneth Leech Julien Scholnick, CFA John L. Bellows, Ph.D., CFA Mark S. Lindbloom Frederick R. Marki, CFA	Since 2014 Since 2012 Since 2013 Since 2019 Since 2019	Chief Investment Officer, Portfolio Manager Portfolio Manager Portfolio Manager/Research Analyst Portfolio Manager Portfolio Manager
Western Asset Management Company Limited	S. Kenneth Leech	Since 2014	Chief Investment Officer, Portfolio Manager

Purchase and Sale of Fund Shares

You may purchase, exchange (into another New Covenant Fund or into the Federated Treasury Obligations Fund) or redeem Fund shares on any business day via mail (New Covenant Income Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 877-835-4531 or through approved selling agents or brokers. You may also purchase or redeem Fund shares by wire transfer or exchange Fund shares through account access online at www.NewCovenantFunds.com. The minimum initial and subsequent investment amounts are shown below.

Minimum Investments:	To Open Your Account	To Add to Your Account	Automatic Investment Plan
All Accounts	$500	$100	$50

Tax Information

The distributions made by the Funds are generally taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.